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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  August 28, 1998
                                                          ---------------
                            STANDARD PACIFIC CORP.
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              (Exact Name of Registrant as Specified in Charter)

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
          Delaware                        1-9353                33-0475989
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   (State or Other Jurisdiction        (Commission           (IRS Employer
   of Incorporation)                   File Number)        Identification No.)


1565 West MacArthur Boulevard, Costa Mesa, California              92626
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     (Address of Principal Executive Offices)                   (Zip Code)
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      Registrant's telephone number, including area code:  (714) 668-4300
                                                           --------------

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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          On August 31, 1998, Standard Pacific Corp. (the "Company") acquired seven active subdivisions, including a backlog of over 300 presold homes, certain finished lot positions and rights to acquire additional properties, representing a portion of the Arizona single-family homebuilding operations of Shea Homes, Inc. (f/k/a UDC Homes, Inc.). With this acquisition, the Company has acquired or assumed rights to acquire over 2,000 single family lots located in 13 communities in the Phoenix Metropolitan area. The Company paid a total of approximately $58 million for the assets of this ongoing operation. The acquisition was funded by borrowings under the Company's revolving credit agreement, under which Bank of America National Trust and Savings Association acts as agent for the lenders named therein.

ITEM 5.   OTHER EVENTS.
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          Attached hereto as Exhibit 99.1 is a copy of the Company's press release dated August 28, 1998 announcing the Company's execution of a definitive agreement to sell the Company's savings and loan subsidiary, Standard Pacific Savings, F.A., to American General Finance, Inc., a wholly owned subsidiary of American General Corporation.

          Attached hereto as Exhibit 99.2 is a copy of the Company's press release dated September 1, 1998 announcing a cash tender offer by the Company for all of its outstanding 10-1/2% Senior Notes, due 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)          EXHIBITS.

             The following exhibits are filed with this report on Form 8-K:


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

Exhibit
Number                                 Description
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

2.1 Asset Purchase Agreement, dated August 13, 1998, by and among UDC Homes, Inc., UDC Homes Construction, Inc., Shea Homes Limited Partnership, Standard Pacific of Arizona, Inc., Standard Pacific Construction, Inc., and Standard Pacific Corp.

99.1         Press Release dated August 28, 1998.

99.2         Press Release dated September 1, 1998.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STANDARD PACIFIC CORP.,
                                         a Delaware corporation

Date:  August 31, 1998                   By:  /s/ Clay A. Halvorsen
                                             -----------------------------------
                                             Clay A. Halvorsen,
                                             Vice President, General Counsel and
                                             Secretary

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                                 EXHIBIT INDEX
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

  Exhibit
  Number                               Description
 ---------       ---------------------------------------------------------

   2.1 Asset Purchase Agreement, dated August 13, 1998, by and among UDC Homes, Inc., UDC Homes Construction, Inc., Shea Homes Limited Partnership, Standard Pacific of Arizona, Inc., Standard Pacific Construction, Inc., and Standard Pacific Corp.

  99.1           Press Release dated August 28, 1998.

  99.2           Press Release dated September 1, 1998.

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